                   CARCASS BEEF PURCHASE AGREEMENT               NO. C   96026
                              LOT NUMBER
                                          ----------------

This agreement is by and between Coleman Natural Products, Inc. ("PURCHASER") with its principal place of business at 5140 Race Court, #4, Denver, Colorado 80216 and ______________________ located at ________________ ("SELLER").

The parties herein agree as follows:

1. PURCHASER agrees to purchase, and SELLER agrees to sell, approximately _______________________ steer/heifers (circle one) which are being cared for in accordance with Coleman Natural Products' "Natural Certificate/Feeding Agreement(s)" # __________________________ (attach copies). SELLER will notify PURCHASER within forty-eight (48) hours of arrival that the cattle have been placed on feed.

    SELLER agrees to bear all costs and risk of loss associated with the delivery of all cattle through the slaughter plant. PURCHASER will arrange for the slaughter of all cattle, and agrees to bear all costs associated with the slaughter of all cattle.

2. Delivery of the cattle to the slaughter plant will be as follows (Include head count in space to the right of delivery month provided below):


         Jan.    Feb.    Mar.    Apr.    May    Jun.
             ---     ---     ---     ---    ---     ---

         Jul.    Aug.    Sep.    Oct.    Nov.   Dec.
             ---     ---     ---     ---     ---     ---


    Exact delivery date within the delivery month will be determined by the PURCHASER.

3. All animals which qualify will be purchased at a premium over the Dressed Base Price. A qualified animal will have a carcass which falls within the following specifications:

         a. Individual carcass weights: 600 and 850 lbs. hot weight for heifers, 600 and 900 lbs. hot weight for steers.

         b.   Yield Grade:  USDA Yield Grade 3 or better.

         c. Damaged Carcasses: Single X (minimum bruises in chuck, thin meats, or rounds) is acceptable.

4. The Dressed Base Price will be determined by accumulating and averaging the Colorado, Nebraska and Kansas markets as quoted and recorded by the U.S.D.A. The Dressed Base Price will be calculated from the week the cattle are slaughtered. Premiums will be paid in the following manner:

         a. Choice yield grade #1, #2, & #3 carcass premium is $10.00 cwt. over the Dressed Base Price.

         b. Select yield grade #1, #2, & #3 carcass premium is $2.00 cwt. over the Dressed Base Price.

5. All carcasses falling outside of the specifications outlined in paragraphs 3 and 4 above will be priced as follows:

         a. Those carcasses falling outside the weight parameters in paragraph 3a. above will be priced as follows: The first 50 pounds of carcass weight above or below the listed parameters will result in a carcass discount of $5.00 per cwt., (plus the applicable premium shown in paragraph 4 a., or b. above.) Those that weight 51 to 100 pounds outside will be discounted $10.00 per cwt., (plus the applicable premium shown in paragraph 4 a., or b. above.) Those that are 101 pounds or more outside the specified weights will be discounted $15.00 per cwt., (plus the applicable premium shown in paragraph 4 a., or b. above.) These weight discounts will apply to both choice and select carcasses.

         b. Yield grade #4 carcass discount is $18.00 cwt. below the Dressed Base Price.

         c. Yield grade #5 carcass discount is $23.00 cwt. below the Dressed Base Price.

         d. All other carcasses, including but not limited to all standards, dark cutters, hard bones, measle and bruised, will be discounted $18.00 cwt. below the Dressed Base Price.

         e. Carcasses will be discounted for each specification not met. For example:

                   Over weight 910# carcass x $5.00   =    $ 45.50
                   Yield grade #4 910# x $18.00 cwt.  =    $163.80
                                                           -------
                   Total Discount                     =    $209.30

6. Regardless of the actual number of carcasses which qualify, this Agreement shall remain in full force until all cattle are slaughtered.

                                       PAYMENT

    Partial payment will be made by PURCHASER by check issued to SELLER the next business day following the day of kill for each load of cattle. Final settlement for the week's kill will be paid by check issued to SELLER following the week of the kill. Title to the carcasses shall pass to PURCHASER upon payment.

    SELLER warrants that he has good title in the cattle sold hereunder and that the cattle will be delivered free from any security interest or other lien or encumbrances whatsoever except for ones held by:


- --------------------------------------------------------------------------------
                   Bank Name                     Address

    If any liens exist at any time of delivery, PURCHASER shall pay the SELLER and all parties, jointly, who have such liens.

                                    PACKING PLANT

    It is the PURCHASER'S intent to slaughter all cattle at Excel located in Sterling, Colorado or an alternative USDA inspected plant as will be specified by PURCHASER with freight rates comparable to the plant specified.

                           FEED YARD LOCATION & PROCEDURES

    The feedyard will be  ___________________________________________________
located at ____________________________________ .  The owner/lessor agrees to sign a Coleman Natural Products Feeding Agreement, and provide a veterinary verification of the same.

    Cattle will be ear tagged with a Coleman Natural Products tag(s).

    This Agreement contains the entire agreement between the parties, and cannot be varied except by written agreement, and shall be binding upon the heirs, successors and assigns of the parties. This Agreement is governed by and construed in accordance with the laws of the State of Colorado.


Dated this __________________ day of___________ , 19 ___ .


COLEMAN NATURAL PRODUCTS, INC.
PURCHASER                                   SELLER




BY:                                    BY:
   ---------------------------            ---------------------------
         Agent                                   Agent

                   CARCASS BEEF PURCHASE AGREEMENT               NO. F  96007
                              LOT NUMBER
                                        ---------------

This agreement is by and between Coleman Natural Products, Inc. ("PURCHASER") with its principal place of business at 5140 Race Court, #4, Denver, Colorado 80216 and _____________________ located at ____________________ ("SELLER").

The parties herein agree as follows:

1. PURCHASER agrees to purchase, and SELLER agrees to sell, approximately _________________________ steer/heifers (circle one) which are being cared for in accordance with Coleman Natural Products' "Natural Certificate/Feeding Agreement(s)" # _________________________ (attach copies). SELLER will notify PURCHASER within forty-eight (48) hours of arrival that the cattle have been placed on feed.

    SELLER agrees to bear all costs and risk of loss associated with the delivery of all cattle through the slaughter plant. PURCHASER will arrange for the slaughter of all cattle, and agrees to bear all costs associated with the slaughter of all cattle.

2. Delivery of the cattle to the slaughter plant will be as follows (Include head count in space to the right of delivery month provided below):


         Jan.    Feb.    Mar.    Apr.    May    Jun.
             ---     ---     ---     ---    ---     ---

         Jul.    Aug.    Sep.    Oct.    Nov.   Dec.
             ---     ---     ---     ---     ---     ---


    Exact delivery date within the delivery month will be determined by the PURCHASER.

3. All animals which qualify will be purchased at a premium over the Dressed Base Price. A qualified animal will have a carcass which falls within the following specifications:

         a. Individual carcass weights: 600 and 850 lbs. hot weight for heifers, 600 and 900 lbs. hot weight for steers.

         b.   Quality Grade: 70% or more USDA Choice, Balance USDA Select.

         c.   Yield Grade:  USDA Yield Grade 3 or better.

         d. Damaged Carcasses: Single X (minimum bruises in chuck, thin meats, or rounds) is acceptable.

4. The Dressed Base Price will be determined by accumulating and averaging the Colorado, Nebraska and Kansas markets as quoted and recorded by the U.S.D.A. The Dressed Base Price will be calculated from the week the cattle are slaughtered. Premiums will be paid in the following manner:

         a. Yield grade #1 carcass premium is $10.00 cwt. over the Dressed Base Price.

         b. Yield grade #2 carcass premium is $10.00 cwt. over the Dressed Base Price.

         c. Yield grade #3 carcass premium is $6.00 cwt. over the Dressed Base Price.

         d. On the final settlement, a $.10 premium will be given for every pound exceeding 70% Choice.

5. All carcasses falling outside of the specifications outlined in paragraphs 3 and 4 above will be priced as follows:

         a. Those carcasses falling outside the weight parameters in paragraph 3a. above will be priced as follows: The first 50 pounds of carcass weight above or below the listed parameters will result in a carcass discount of $5.00 per cwt., (plus the applicable premium shown in paragraph 4 a., b. or c.; and d., above.) Those that weigh 51 to 100 pounds outside will be discounted $10.00 per cwt., (plus the applicable premium shown in paragraph 4 a., b., or c.; and d., above.) Those that are 101 pounds or more outside the specified weights will be discounted $15.00 per cwt., (plus the applicable premium shown in paragraph 4 a., b., or c.; and d., above.) These weights will apply to both choice and select carcasses.

         b. Yield grade #4 carcass discount is $18.00 cwt. below the Dressed Base Price.

         c. Yield grade #5 carcass discount is $23.00 cwt. below the Dressed Base Price.

         d. All other carcasses, including but not limited to all standards, dark cutters, hard bones, measle and bruised, will be discounted $18.00 cwt. below the Dressed Base Price.

         e. Carcasses will be discounted for each specification not met. For example:

                   Over weight 910# carcass x $5.00   =    $ 45.50
                   Yield grade #4 910# x $18.00 cwt.  =    $163.80
                                                           -------
                   Total Discount                     =    $209.30

         f. On the final settlement, a $.05 discount will be taken for every pound exceeding 30% Select.

6. Regardless of the actual number of carcasses which qualify, this Agreement shall remain in full force until all cattle are slaughtered.

                                       PAYMENT

    Partial payment will be made by PURCHASER by check issued to SELLER the next business day following the day of kill for each load of cattle. Final settlement for the week's kill will be paid by check issued to SELLER following the week of the kill. Title to the carcasses shall pass to PURCHASER upon payment.

    SELLER warrants that he has good title in the cattle sold hereunder and that the cattle will be delivered free from any security interest or other lien or encumbrances whatsoever except for ones held by:

- --------------------------------------------------------------------------------
                   Bank Name                     Address

    If any liens exist at any time of delivery, PURCHASER shall pay the SELLER and all parties, jointly, who have such liens.

                                    PACKING PLANT

    It is the PURCHASER'S intent to slaughter all cattle at Excel located in Sterling, Colorado or an alternative USDA inspected plant as will be specified by PURCHASER with freight rates comparable to the plant specified.

                           FEED YARD LOCATION & PROCEDURES

    The feedyard will be  __________________________________________________
located at ____________________________________ .  The owner/lessor agrees to sign a Coleman Natural Products Feeding Agreement, and provide a veterinary verification of the same.

    Cattle will be ear tagged with a Coleman Natural Products tag(s).

    This Agreement contains the entire agreement between the parties, and cannot be varied except by written agreement, and shall be binding upon the heirs, successors and assigns of the parties. This Agreement is governed by and construed in accordance with the laws of the State of Colorado.


Dated this ______________ day of _________________ , 19____ .


COLEMAN NATURAL PRODUCTS, INC.
PURCHASER                                   SELLER




BY:                                    BY:
   ---------------------------            ---------------------------
         Agent                                   Agent

                   CARCASS BEEF PURCHASE AGREEMENT               NO. L   96006
                              LOT NUMBER
                                         ----------------

This agreement is by and between Coleman Natural Products, Inc. ("PURCHASER") with its principal place of business at 5140 Race Court, #4, Denver, Colorado 80216 and _________________ located at _____________________ ("SELLER").

The parties herein agree as follows:

1. PURCHASER agrees to purchase, and SELLER agrees to sell, approximately ___________________________ steer/heifers (circle one) which are being cared for in accordance with Coleman Natural Products' "Natural Certificate/Feeding Agreement(s)" # __________________________ (attach copies). SELLER will notify PURCHASER within forty-eight (48) hours of arrival that the cattle have been placed on feed.

    SELLER agrees to bear all costs and risk of loss assoiated with the delivery of all cattle through the slaughter plant. PURCHASER will arrange for the slaughter of all cattle, and agrees to bear all costs associated with the slaughter of all cattle.

2. Delivery of the cattle to the slaughter plant will be as follows (Include head count in space to the right of delivery month provided below):


         Jan.    Feb.    Mar.    Apr.    May    Jun.
             ---     ---     ---     ---    ---     ---

         Jul.    Aug.    Sep.    Oct.    Nov.   Dec.
             ---     ---     ---     ---     ---     ---


    Exact delivery date within the delivery month will be determined by the PURCHASER.

3. All animals which qualify will be purchased at a premium over the Dressed Base Price. A qualified animal will have a carcass which falls within the following specifications:

         a. Individual carcass weights: 600 and 850 lbs. hot weight for heifers, 600 and 900 lbs. hot weight for steers.

         b.   Quality Grade: 70% or more USDA Choice, Balance USDA Select.

         c.   Yield Grade:  USDA Yield Grade 3 or better.

         d. Damaged Carcasses: Single X (minimum bruises in chuck, thin meats, or rounds) is acceptable.

4. The Dressed Base Price will be determined by accumulating and averaging the Colorado, Nebraska and Kansas markets as quoted and recorded by the U.S.D.A. The Dressed Base Price will be calculated from the week the cattle are slaughtered. Premiums will be paid in the following manner:

         a. Yield grade #1 carcass premium is $18.00 cwt. over the Dressed Base Price.

         b. Yield grade #2 carcass premium is $10.00 cwt. over the Dressed Base Price.

         c. Yield grade #3 carcass premium is $4.00 cwt. over the Dressed Base Price.

5. All carcasses falling outside of the specifications outlined in paragraphs 3 and 4 above will be priced as follows:

         a. Those carcasses falling outside the weight parameters in paragraph 3a. above will be priced as follows: The first 50 pounds of carcass weight above or below the listed parameters will result in a carcass discount of $5.00 per cwt., (plus the applicable premium shown in paragraph 4 a., b., or c., above.) Those that weight 51 to 100 pounds outside will be discounted $10.00 per cwt., (plus the applicable premium shown in paragraph 4 a., b., or c., above.) Those that are 101 pounds or more outside the specified weights will be discounted $15.00 per cwt., (plus the applicable premium shown in paragraph 4 a., b., or c., above.) These weight discounts will apply to both choice and select carcasses.

         b. Yield grade #4 carcass discount is $18.00 cwt. below the Dressed Base Price.

         c. Yield grade #5 carcass discount is $23.00 cwt. below the Dressed Base Price.

         d. All other carcasses, including but not limited to all standards, dark cutters, hard bones, measle and bruised, will be discounted $18.00 cwt. below the Dressed Base Price.

         e. Carcasses will be discounted for each specification not met. For example:

                   Over weight 910# carcass x $5.00   =    $ 45.50
                   Yield grade #4 910# x $18.00 cwt.  =    $163.80
                                                           -------
                   Total Discount                     =    $209.30

         f. On the final settlement, a $.05 discount will be taken for every pound exceeding 30% Select.

6. Regardless of the actual number of carcasses which qualify, this Agreement shall remain in full force until all cattle are slaughtered.

                                       PAYMENT

    Partial payment will be made by PURCHASER by check issued to SELLER the next business day following the day of kill for each load of cattle. Final settlement for the week's kill will be paid by check issued to SELLER following the week of the kill. Title to the carcasses shall pass to PURCHASER upon payment.

    SELLER warrants that he has good title in the cattle sold hereunder and that the cattle will be delivered free from any security interest or other lien or encumbrances whatsoever except for ones held by:


- --------------------------------------------------------------------------------
                   Bank Name                     Address

    If any liens exist at any time of delivery, PURCHASER shall pay the SELLER and all parties, jointly, who have such liens.

                                    PACKING PLANT

    It is the PURCHASER'S intent to slaughter all cattle at Excel located in Sterling, Colorado or an alternative USDA inspected plant as will be specified by PURCHASER with freight rates comparable to the plant specified.

                           FEED YARD LOCATION & PROCEDURES

    The feedyard will be ____________________________________________________
located at _______________________________________ .  The owner/lessor agrees to sign a Coleman Natural Products Feeding Agreement, and provide a veterinary verification of the same.

    Cattle will be ear tagged with a Coleman Natural Products tag(s).

    This Agreement contains the entire agreement between the parties, and cannot be varied except by written agreement, and shall be binding upon the heirs, successors and assigns of the parties. This Agreement is governed by and construed in accordance with the laws of the State of Colorado.


Dated this_______________ day of _____________ , 19__________.


COLEMAN NATURAL PRODUCTS, INC.
PURCHASER                                   SELLER




BY:                                    BY:
   ---------------------------            ---------------------------
         Agent                                   Agent

                   CARCASS BEEF PURCHASE AGREEMENT               NO. B   96025
                              LOT NUMBER
                                         ----------------

This agreement is by and between Coleman Natural Products, Inc. ("PURCHASER") with its principal place of business at 5140 Race Court, #4, Denver, Colorado 80216 and ____________________ located at______________________ ("SELLER").

The parties herein agree as follows:

1. PURCHASER agrees to purchase, and SELLER agrees to sell, approximately _______________________________ steer/heifers (circle one) which are being cared for in accordance with Coleman Natural Products' "Natural Certificate/Feeding Agreement(s)" # __________________________ (attach copies). SELLER will notify PURCHASER within forty-eight (48) hours of arrival that the cattle have been placed on feed.

2.  PRICE [Check appropriate box.]

    / /  OPTION I: Fixed carcass price: $            [subject to specifications
         listed herein].

    / /  OPTION II:
         Deferred Price:$    Plus Basis:$     =$      /63% =$
                         ----            ----    ----         --------------
                       live cwt.      live cwt. live cwt.     Qualified Carcass

    Deferred Price is an alternative to the fixed carcass price and may be set by SELLER during the pricing period by notifying Buyer at any time during which the Chicago Mercantile Exchange ("CME") is open and trading. If SELLER wishes to establish the deferred price and requests a current CME futures price for the futures month, the Deferred Price will be the first available CME price obtained by Buyer after Buyer's receipt of notification by SELLER, adjusted up or down by the agreed Basis. Alternatively, SELLER may request a price above the current CME price for the futures month.
    If SELLER's requested price is filled by the CME, the requested price, adjusted by the Basis, will be the Deferred Price for this Agreement. SELLER may cancel his request at any time before the requested price has been filled by the CME. Buyer will confirm the Deferred Price to SELLER in writing.

    The pricing period runs from the date of this contract up to but not including the earlier of either (i) the day prior to delivery date or (ii) the first day of the futures month. (For example, if the futures month is August with an August 15 delivery date, the last day of the pricing period is July 31. If the futures month is August with a July 15 delivery date, the last day of the pricing period is July 14). If no Deferred Price has been set by the last day of the pricing period, the Agreement price shall be the closing CME price on the last day of the pricing period, adjusted up or down by the agreed basis.

    SELLER agrees to bear all costs associated with the delivery of all cattle though the slaughter plant. PURCHASER will arrange for the slaughter of all cattle, and agrees to bear all costs associated with the slaughter of all cattle.

3. Delivery of the cattle to the slaughter plant will be as follows (Include head count in space to the right of delivery month provided below):


         Jan.    Feb.    Mar.    Apr.    May    Jun.
             ---     ---     ---     ---    ---     ---

         Jul.    Aug.    Sep.    Oct.    Nov.   Dec.
             ---     ---     ---     ---     ---     ---

4. Animals will have a carcass which falls within the following specifications:

         a. Individual carcass weights: 600 to 850 lbs. hot weight for heifers, 600 to 900 lbs. hot weight for steers.

         b.   Yield Grade:  USDA Yield Grade 3 or better.

         c. Damaged Carcasses: Single X (minimum bruises in chuck, thin meats, or rounds) is acceptable.

5. All carcasses falling outside of the specifications outlined in paragraph 4 above will be priced as follows:

    a. Those carcasses falling outside the weight parameters in paragraph 4a. above will be priced as follows: the first 50 pounds of carcass weight above or below the listed parameters will result in a carcass discount of $5.00 per cwt, 51 to 100 pounds outside the parameter will discount the carcass $10.00 per cwt, 101 pounds or more outside the specified weights will discount the carcass $15.00 per cwt. These weight discounts will apply to choice and select carcasses respectively.

    b. All USDA yield grade 4 carcasses and yield grade 5 carcasses will be discounted $125.00 per head.

    c. All other carcasses, including but not limited to all standards, dark cutters, hard bones, measles, and bruised will discount the carcass $18.00 per cwt.

6. Regardless of the actual number of carcasses which qualify, this Agreement shall remain in full force until all cattle are slaughtered.

                                       PAYMENT

    Partial payment will be made by PURCHASER by check issued to SELLER the next business day following the day of kill for each load of cattle. Final settlement for the week's kill will be paid by check issued to SELLER following the week of the kill. Title to the carcasses shall pass to PURCHASER upon payment.

    SELLER warrants that he has good title in the cattle sold hereunder and that the cattle will be delivered free from any security interest or other lien or encumbrances whatsoever except for ones held by:


- --------------------------------------------------------------------------------
                   Bank Name                     Address

    If any liens exist at any time of delivery, PURCHASER shall pay the SELLER and all parties, jointly, who have such liens.

                                    PACKING PLANT

    It is the PURCHASER'S intent to slaughter all cattle at Excel located in Sterling, Colorado or an alternative USDA inspected plant as will be specified by PURCHASER with freight rates comparable to the plant specified.

                           FEED YARD LOCATION & PROCEDURES

    The feedyard will be ____________________________________________________
located at _____________________________________ .  The owner/lessor agrees to sign a Coleman Natural Products Feeding Agreement, and provide a veterinary verification of the same.

    Cattle will be ear tagged with a Coleman Natural Products tag(s).

    This Agreement contains the entire agreement between the parties, and cannot be varied except by written agreement, and shall be binding upon the heirs, successors and assigns of the parties. This Agreement is governed by and construed in accordance with the laws of the State of Colorado.


Dated this____________________ day of _______________ , 19 ___ .


COLEMAN NATURAL PRODUCTS, INC.
PURCHASER                                   SELLER




BY:                                    BY:
   ---------------------------            ---------------------------
         Agent                                   Agent